UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________

FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2016
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02    Results of Operations and Financial Condition.

On February 25, 2016, Hudson Pacific Properties, Inc. (also referred to herein as the “Company,” “we,” “us,” or “our”) issued a press release regarding our financial results for our quarter and year ended December 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference.
Also on February 25, 2016, we made available on our Web site (www.hudsonpacificproperties.com) certain supplemental information concerning our financial results and operations for the fourth quarter. A copy of the supplemental information is furnished herewith as Exhibit 99.2, which is incorporated herein by reference.
Exhibits 99.1 and 99.2 are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.
Section 7 — Regulation FD
Item 7.01    Regulation FD Disclosure.

As discussed in Item 2.02 above, we issued a press release regarding our financial results for our quarter and year ended December 31, 2015 and made available on our Web site certain supplemental information relating to our financial results for the quarter ended December 31, 2015.
The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1**	Press release dated February 25, 2016 regarding the Company’s financial results for the quarter and full-year ended December 31, 2015.
99.2**	Supplemental Operating and Financial Data for the quarter ended December 31, 2015.

**	Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date:	February 25, 2016	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer
EXHBIT INDEX

Exhibit No.	Description
99.1**	Press release dated February 25, 2016 regarding the Company’s financial results for the quarter and full-year ended December 31, 2015.
99.2**	Supplemental Operating and Financial Data for the quarter ended December 31, 2015.

**	Furnished herewith.